SUPPLEMENT TO THE
FIDELITY(registered trademark) ADVISOR
EUROPE CAPITAL
APPRECIATION FUND DECEMBER 29, 1999 PROSPECTUS

The following information replaces similar information found in the "Dividends and Capital Gain Distributions" section beginning on page 20.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

   The following information replaces similar information found in the "Fund Management" section on page 23.

   Effective April 2000, Ian Hart is portfolio manager of Fidelity Advisor Europe Capital Appreciation Fund. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.

The following information replaces similar information found in the "Fund Distribution" section on page 30.

Class A of the fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A of the fund is authorized to pay FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of Class A shares and/or shareholder support services. Class A of the fund may pay FDC a 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of the fund currently pays FDC a monthly 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class A's 12b-1 fee rate may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.